UNIVERSAL LOGISTICS HOLDINGS, INC. FALL 2020 Exhibit 99.1

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation and any other written or oral statements made by us or on our behalf to analysts, investors, the media, and others may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. The terms “Universal,” the “Company,” “we,” “us” and “our” mean collectively Universal Logistics Holdings, Inc., a Michigan corporation, together with its subsidiaries when or where appropriate. The words “future,” “anticipates,” “assumes,” “intends,” “plans,” “seeks,” “believes,” “predicts,” “potential,” “objectives,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “would,” “will,” “may,” “might,” “could,” “should,” “can,” and similar terms and expressions often signify forward-looking statements. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results, or other developments. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future, they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. Therefore, we caution you against relying on any of these forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume no obligation to update or revise any forward-looking statements that are made from time to time, either as a result of future developments, new information, or otherwise, except as may be required by law. See also our reports filed with the Securities and Exchange Commission. This presentation is the property of Universal, and any redistribution in any form without the express written consent of Universal is strictly prohibited. DISCLAIMER 2

ABOUT US

BUSINESS OVERVIEW Highlights Suite of transportation and logistics solutions Diversified, complementary service offerings Variable cost model protects margin Focused on sales growth and managing costs Favorable long-term outlook across service lines 4

OUR HISTORY Universal Founded 1981 1981 - 2005 Strategic Acquisitions Initial Public Offering 2005 LINC & Westport Acquisitions Six Strategic Intermodal Acquisitions Corporate Streamline Universal Logistics Holdings (NASDAQ: ULH) 2015 - 2016 2012 - 2013 2018 - 2019 5

SERVICE LINES

SERVICE LINES

Universal

INTERMODAL

Drayage
Transports containerized cargo over short distances

Storage
Provides container, chassis and trailer storage near port or railhead locations

Maintenance & repair
Performs repair and preventative maintenance on all types of intermodal equipment

TRUCKLOAD

Truckload transportation
Uses a mix of owner-operated and company owned equipment to haul commodities in various end markets. Services include dry van, flatbed, heavy haul, refrigerated, and specialized equipment

Specialized truckload
Provides transportation services of customer goods which is over-weight, over-size, and a variety of other specialty characteristics

BROKERAGE

Truckload brokerage
Uses a nationwide network of broker carriers to fulfill the transportation capacity requirements of customers

Forwarding
Arranges and manages shipments of goods via ground, air and sea

Customs house brokerage
Provides expertise in customs & tariffs and offers the preparation of import/export documents

VALUE-ADDED

Sequencing and sub-assembly
Provides storage, pre-assembly and rapid delivery of parts

Material handling and consolidation
Coordinates receipt, unloading, sorting and out-bound delivery to specified destinations

Central materials area operations
Operates facilities that store customers' bulk orders until transported to assembly plants

Kitting and repacking
Provides multiple parts in one "kit" for a single assembly operation and repackaging of vendor supplied parts

Returnable container management
Manages the collection and return of customers' containers following delivery

DEDICATED

Dedicated transportation
Uses a mix of owner-operated and company owned equipment for committed capacity and close-loop transportation

Expedited transportation
Provides expedited direct shipment services using owner- operators

Yard management
Provides switching and inventory management of customer trailers and containers

PEOPLE DRIVEN SOLUTIONS

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INTERMODAL SERVICES Asset-right variable cost model Local and regional drayage 50+ terminals, 14 full service container yards and 2,550 total tractors Diversified customer base BCO’s Steamship lines Railroads Target revenue: $500 million Target margins: 10% - 12% Business strategy Operate a national drayage network supporting BCO’s, steamship lines, and railroads by offering depot, trucking, and maintenance repair services in the markets where we operate. 8

TRUCKLOAD SERVICES Asset-light variable cost model A national network of 196 agents and company terminals in the U.S. and Canada 1,290 total tractors Mix of spot and contractual rates Expertise and specialization in end markets served Steel & metals Oil & gas Industrials Retail & consumer goods Target revenue: $200 million Target margins: 6% - 8% Business strategy Operating regional supercenters with a focus on non-cyclical van business and flatbed where strategic. 9

BROKERAGE SERVICES Asset-light variable cost model Nationwide network broker carriers Mix of spot and contractual rates Expert 3PL offerings Retail & consumer goods Steel & metals Industrials Target revenue: $300 million Target margins: 4% - 6% Business strategy Aggregate freight for large national accounts and optimize truckload assets where needed. 10

VALUE-ADDED SERVICES Customized customer solutions: in-plant or offsite using proprietary technology 5 – 10 year contracts with high renewal rate; 55 active programs 4,025 full-time equivalents Long-tenured customer base Retail & consumer goods Automotive Class 8 Aerospace Target revenue: $450 million Target margins: 11% - 13% Business strategy Own the plant: Supporting inbound manufacturing for the OEM by providing multiple logistics services at the plants where we operate. 11

DEDICATED SERVICES Asset-based model Custom tailored service offerings in the U.S. and Canada Multi-year contracts Serving industrial markets 770 total tractors Target revenue: $175 million - $200 million Target margins: 10% - 12% Business strategy Own the plant: Supporting inbound manufacturing for the OEM by providing multiple logistics services at the plants where we operate. 12

SHIFT IN BUSINESS MIX Strategic shift to more profitable services lines: $140 million in VAS and Dedicated wins at full run rate in first half 2020 6 strategic intermodal acquisitions in key markets: Southern California, Chicago, and 26 locations east of the Mississippi Transforming brokerage to asset-backed brokerage Consistent returns in legacy truckload business 13

WHO WE SERVE

CUSTOMER RELATIONSHIPS 15

CUSTOMER RELATIONSHIPS 16

DIVERSIFICATION OF INDUSTRIES SERVED Reduced exposure to automotive sector from 40% of revenue in 2017 to 34% of revenue in the first half of 2020 17

FINANCIAL OVERVIEW

FINANCIAL RESULTS Q4 2018 is adjusted to exclude the impact of $7.0 million or $0.19 per share in litigation charges; Q3 2019 is adjusted to exclude the impact of $27.0 million or $0.72 per share in litigation charges; Q4 2019 is adjusted to exclude the impact of $2.9 million or $0.08 per share in litigation charges. See appendix. 19

DEBT AND LIQUIDITY Flexible balance sheet with ability to raise capital: $350 million shelf offering $110 million available on revolver $100 million accordion feature on existing credit facility Can leverage up to 3.5x debt to adjusted EBITDA Q3 2017 is adjusted to exclude the impact of $17.4 million or $0.38 per share in litigation charges; Q4 2018 is adjusted to exclude the impact of $7.0 million or $0.19 per share in litigation charges; Q3 2019 is adjusted to exclude the impact of $27.0 million or $0.72 per share in litigation charges; Q4 2019 is adjusted to exclude the impact of $2.9 million or $0.08 per share in litigation charges. See appendix 20

CURRENT OUTLOOK

FULL YEAR 2020 OUTLOOK Near-Term Targets Target revenue: $2.0 billion Reduce back-office expenses by 50-100 bps Operating ratio target: 90.0% 22

INVESTING WITH ULH 23

APPENDIX

This presentation includes certain non-U.S. generally accepted accounting principles (GAAP) financial measures and adjustments. Presented are EBITDA, adjusted EBITDA, debt to EBITDA, adjusted operating margin, adjusted net margin and adjusted diluted earnings per share. The Company defines EBITDA as net income plus (i) interest expense, net, (ii) provision for income taxes and (iii) depreciation and amortization. EBITDA, Debt to EBITDA, adjusted operating margin, adjusted net margin and diluted earnings per share are adjusted in 2017 to eliminate the impact of certain items that we do not consider indicative of our ongoing operating performance, including the impact of a $17.4 million pre-tax litigation charge, or $0.38 per diluted share, recorded in the third quarter 2017. EBITDA, Debt to EBITDA, adjusted operating margin, adjusted net margin and diluted earnings per share are adjusted in 2018 to eliminate the impact of certain items that we do not consider indicative of our ongoing operating performance, including the impact of a $7.0 million pre-tax litigation charge, or $0.19 per diluted share, recorded in the fourth quarter 2018. EBITDA, Debt to EBITDA, adjusted operating margin, adjusted net margin and diluted earnings per share are adjusted in 2019 to eliminate the impact of certain items that we do not consider indicative of our ongoing operating performance, including the impact of $27.0 million in pre-tax litigation charges, or $0.72 per diluted share, recorded in the third quarter 2019 and $2.9 million in pre-tax litigation charges, or $0.08 per diluted share, recorded in the fourth quarter of 2019. The calculation of these measures, and a reconciliation to previously reported comparable measures calculated in accordance with U.S. GAAP is shown in the accompanying Appendix. The Company believes that this information, when used in conjunction with information presented in accordance with U.S. GAAP, can facilitate a better understanding of the impact of various factors and trends on the Company’s financial condition and results of operations. The Company believes that this information should be used in conjunction with the Company’s Quarterly Report on Form 10-Q for the quarter ended July 4, 2020 and previously filed public financial reports. RECONCILIATION OF NON-GAAP MEASURES 25

APPENDIX 26

APPENDIX 27

CONTACT US Steve Fitzpatrick Investor Relations sfitzpatrick@universallogistics.com 28